SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: July 27 , 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

World Trade Centre, Suite 536, 999 Canada Place, Vancouver, B.C. Canada V6C 3E2
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 641-1366
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None


Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

     DISCOVERY OF A MAJOR NEW COPPER-GOLD DEPOSIT INDICATED


AT XIETONGMEN PROPERTY, CHINA


On July 26, 2005, China NetTV Holdings Inc. announced that ongoing core drilling by its co-venturer Continental Minerals Corp continues to intersect long intervals of high-grade copper and gold mineralization at the Xietongmen project, located 240 kilometres southwest of Lhasa in Tibet, People's Republic of China Assay results to date show strong continuity of mineralization and correlation between copper and gold values.s The discovery of a major new porphyry copper-gold deposit is indicated.s Six drill rigs are on site with the goal to systematically delineate the deposit which is open to expansion in all lateral directions. The Xietongmen property hosts porphyry-like copper and gold mineralization within a four kilometre long alteration zone that was initially probed by China NetTV in 2004 with two historical drill holes spaced approximately 250 metres apart. These two holes returned long intersections of excellent copper and gold grades. Through a venture with China NetTV, Continental can earn a 60% interest in the Xietongmen property by making payments and project expenditures of US $10 million prior to November 9, 2007. Continental is the operator of the exploration programs on the property and has commenced a grid drilling program to delineate the copper-gold mineralization. As part of its commitment to responsible mineral development, the Continental/China NetTV venture has initiated a community engagement program on behalf of the venture. Even at this early stage, the project has been able to provide some employment opportunities. In addition, project staff has met with teachers at a community school to discuss what resources might be needed. School buildings are in good condition and there are library materials and teaching supplies, but since it is necessary for many of the children to board at the school, there is a need for additional furniture and bedding to make eating areas and dormitories more comfortable and functional, and the project has been able to assist in the acquisition of some of these resources. Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.

New results from drill holes numbered 5007 and 5009 through 5014 are reported in
Exhibit 99.10 attached hereto. For ease of reference, initial results released on July 13, 2005 (holes 5001 through 5006 and 5008, and historic holes ZK301 and ZK701) are also reported.
The long term goal of this active engagement is to ensure that project activities provide direct, tangible benefits for local residents and communities. Hence, active dialogue with the local residents in the Tibetan villages and the various authorities in the region will be ongoing in order that the project proceeds in a manner that respects local socio-economic priorities and incorporates a high standard of environmental management.
Infrastructure for the project site includes a paved highway and a hydroelectric transmission line that pass near to the southern boundary of the property. The highway provides access to the city of Xigaze (population 130,000), approximately 53 kilometres to the east, where fuel, food, lodging and office facilities are available. Other supplies, heavy equipment, equipment operators and vehicles are readily obtainable in Lhasa.

fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99 - Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2005                China NetTV Holdings, Inc.



                                    By: /s/ Anthony Garson
                                        ----------------------------------------
                                        Anthony Garson, President/CEO



















                                       6